Wonder Auto Technology, Inc1.
Investor Presentation

Roth Capital Partners, New York, September 7, 2006

1: Formerly MGCC Investment Strategies Inc.

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or
achievements.

We do not intend or assume any obligation to update any of these forward-looking statements

Investment Considerations

China’s #2 manufacturer of automotive alternators and starters1

China has become the world’s second largest auto market2  and is amongst the fastest growing in the world

Additional growth drivers are causing China’s auto parts market to grow even faster

Diversified, and expanding base of OEM customers

Multiple growth opportunities, both short and long term

The company’s competitive advantage accruing from exceptional technology, a low cost manufacturing structure and superior quality

Strong financial condition

1: 2005 Economic Analysis of the Automotive Electrical Component Commission, China Automotive
     Society

2: China Association of Auto Manufacturers

Equity Snapshot

Listed on the OTC Bulletin Board, Ticker:                                 WATG.OB

Price (8/24/2006):                                                                                                                                           $3.00

Market Cap (on 23.96M shares):                                                               $71.9 M

Revenues (ttm 6/30/06):                                                                                                             $56.1 M

Net Income (ttm 6/30/06):                                                                                                       $6.3 M

Shares Outstanding:                                                                                                                                         23.96 M

Earnings Per Share (ttm 6/30/06):                                                             $0.261

1: based on 23.96 million shares

PRODUCTS

Alternator

Critical part of a car
engine’s electrical
system

Starter and engine
solenoid comprise
engine’s starter
system

Alternators

Front Fan

Rotor

Rear Fan

Regulator

Rectifier

Stator

Pinion Gear

Planetary Gear

Armature

Magnetic Switch

China’s #2 Manufacturer of Automotive
Alternators and Starters

Sales Per Employee $000s
Wonder
Shanghai Valeo
Shendia Electric
0
50
100
150
200

Facilities

42,196 sq. m manufacturing
facility, Jinzhou City,  Northeast
China

2 R&D facilities: Jinzhou and
Beijing

Total employment ~300 people;
including 32 R&D; 30 QC; 158
workers

China’s #2 Manufacturer of Automotive
Alternators and Starters

Highly automated; rapid product
changeover!

ISO9002, QS9000 Qualified

13 Customer Awards for
Excellence Since 1998

WONDER 萬得

	)		)	
	)		)	
	)		)	
	)		)	
	)		)	

-)
-

China’s #2 Manufacturer of Automotive
Alternators and Starters

Founded in 1996, as a joint venture with Korean auto parts
manufacturer, rapid growth to #2 position:

Source: Automotive Electrical Component Commission of the China Auto Society, FSSL

Output
(10k)

Starter
manufacturers

20.5

45.0

64.5

71.2

81.5

ZhongQi ChangDian
(3

Xiangfan Dongfeng
(4)

Wonder —JZ Halla
(5)

Shanghai Valeo (2

Hubei Shendian (1

36.5

Huzhou Dehong(5

5

37.9

Chengdu Huachuan
(6

4

52.8

Hubei Shendian(3

3

81.8

Wonder —JZ Halla
(2)

2

111.0

Shanghai Valeo (1

1

Output
(10k)

Alternator
manufacturers

Rank in
1st half
2005

The (*  behind names is its rank in 2004; products for agri-vehicles are not included.

China is the World’s Second Largest
Auto Market, Fast Growing

Chinese auto market has grown on average 10 to 15% a year since 1990 and the rate is expected to continue1

Growth Drivers:

GDP per capita at the critical point for auto ownership

Low auto ownership per capita compared to ROW

China 19 per 1000; Russia 198 per 1000; South Korea 313 per 1000China is the
World’s Second Largest Auto Market 2, Fast Growing

Increase in urbanization: 43% in 2003 vs. 26% in 19902

78% increase in Class I-IV highways since 19983

Favorable government policies

Small engine segment is the fastest growing.  This is an area where
Wonder excels:

Economy in fuel costs and low emissions

Tax Policies:  Small engine vehicles 3%; Larger engine vehicles up to
20%

1: Deutsche bank research study, January 6, 2006

2: National Bureau of Statistics, China

3: PRC Ministry of Communication

Additional Growth Drivers
Propelling Parts Market

Government imposes up to 25% manufacturer tariff on completed vehicles with less than 60% local content

Downward pressure on PRC auto prices prompts automobile
manufacturers to adopt cost-saving measures

Growing vehicle population creates aftermarket sales opportunity

US/Japanese/Korean manufacturers have begun parts sourcing
initiatives in China.  China is now the 4 th largest exporter of auto arts1

1: Source:  CCID Consulting

90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1998
1999
2000
2001
2002
2003
2004
2005(E)
2006(E)
2007(E)

Additional Growth Drivers
Propelling Parts Market

RMB Million

4,362

7,014

8,297

11,593

14,445

15,017

16,878

18,740

20,601

22,463

21,455

31,267

36,819

45,098

52,893

55,423

61,235

67,048

72,860

78,672

Maintenance Products & Services

Electrical Parts

Source: Access Asia Limited

15.53%

98-07
CAGR

19.97%

Exceptional Technology Offers
Competitive Advantage

“Co-development” programs with new and existing OEM customers .

R&D Centers in Jinzhou and Beijing

Licensing Agreement with Japanese manufacturer for patented
technology

Co-operation Agreement with Hivron (Korea) for Microchip Research
& Development

Exceptional Technology Offers
Competitive Advantage

f70

12V   1.4KW

50

2004

f70

f70

Size

12V   1.5KW

12V   1.2KW

Output Rate

60

33

Number of Models

2005

2003

Starter

f118

14V   120KW

110

2004

f118

f128

Size

14V   135KW

14V   100KW

Output Rate

120

90

Number of Models

2005

2003

Alternator

“Local” R&D drives competitive advantage:

Improved product quality

Lower development cycle times

Broader product range

Design/Function for manufacture at lower cost

Diversified Customer Base

77%

$37.2

Total

2.9%

Vehicle Manufacturer

$1.4

Beijing Foton

2.9%

Engine Manufacturer

$1.4

Harbin Dong’an Mitsubishi

4.8%

Engine Manufacturer

$2.3

Shenyang Xinguang

6.0%

Engine Manufacturer

$2.9

Greatwall Baoding

7.0%

Engine Manufacturer

$3.4

Mianyang Xinchen

7.4%

Vehicle Manufacturer

$3.6

Tianjin Automotive Xia Li

9.4%

Vehicle  Manufacturer

$4.5

Harbin Dong’an

11.1%

Vehicle Manufacturer

$5.3

Dongfeng Yueda Kia Motor
Co., Ltd

11.3%

Engine Manufacturer

$5.5

Shenyang Aerospace
Mitsubishi

14.4%

Vehicle Manufacturer

$6.9

Beijing Hyundai

% Total Sales

Customer Type

2005 Sales ($M)

Customer

No Customer Accounted for More Than 15% of sales in 2005

Multiple Growth Opportunities
Expansion of markets

Create New Products for
Existing Customers

New and Existing Products to
New Customers

Penetrate the Aftermarket

18 New joint development
programs

32 million vehicles in use

Strong business and product
development activity with multiple
OEMs and other manufacturers

Beijing Benz Daimler Chrysler

Shanghai VW

Shanghai GM

South Korea Hyundai

Increase Exports

International sale agreements in

South Korea, USA and Turkey

Detroit sales office planned end ’06

Multiple Growth Opportunities
Expansion of capabilities

Enhance R&D capabilities by
employing foreign experts and
purchasing advanced equipment

Build production lines dedicated
to the production of alternators
and/or starters for sedans

Make strategic investments

by way of vertical or

horizontal integration

Strengthen
overall competitiveness

Further expansion improve
quality and cost control

Further increase productivity

and production efficiency

70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
2006 E
2005 1H
2006 1H
Alternators
Starters
Total

Strong Financial Condition
Revenues ($ Millions)

Robust Revenue Growth

*

* Guidance

65.9

48.1

42.3

39.8

22.8

14.7

33.6

25.6

$ millions
$10
$8
$6
$4
$2
$0
$1.49
$3.37
$5.22
$5.59
$6.40
$8.20
2001
2002
2003
2004
2005
2006 E
Net Income ($M)

Strong Financial Condition
Net Income

Rising Full Year Net Income

*

* Guidance

Income Statement

8,231,000

28.6%

3,489,306

6,400,926

14.6%

5,587,455

Net Income

  % Growth

778,149

1,570,960

1,199,829

Taxes and
Int/Other Exp

4,267,455

12.7%

7,971,886

16.6%

6,787,284

16.1%

Operating Inc.

  % of Revenue

1,844,855

3,303,804

2,404,824

Operating
Expenses

6,112,310

18.2%

11,275,690

23.5%

9,192,108

21.7%

Gross Profit

  % of Revenue

65,937,640

37.2%

33,606,328

48,062,805

13.7%

42,265,874

Revenues

  % Increase

2006
projected

1st half 2006

2005

2004

USD$

Strong Financial Condition
Balance Sheet $ millions

5.00

4.95

     Secured Long-term Debt

7.49

7.43

     Secured Short-Term Debt

15.53

7.97

     Cash and Restricted Cash

69.03

52.09

Total Liabilities and Equity

32.66

18.85

Shareholders’ Equity

5.00

4.95

Non-Current Liabilities

31.38

28.28

Current Liabilities

69.03

52.09

Total Assets

13.88

13.62

Non-Current Assets

55.15

38.47

Current Assets

June 30,

2006

Unaudited

December 31,
2005

Audited

Experienced Management Team

Mr. Qingjie Zhao, Chairman and CEO

Chairman of Chinese operating subsidiary since 1997.

Strategic planning, business development, policy development

Previous to private industry, professor and lecturer in advanced automotive engineering with Liaoning University

Mr. Yuncong Ma, COO

General Manger responsible for all operations

30 years production management experience; 16 in automotive

Mr. Meirong “Ryan” Yuan, CFO

Previously VP Finance for Shenzhen Asphalt Advanced Technology, Ltd.

PhD study at the University of Southern California program in China

Mr. Yuguo Zhao, VP Sales

Jim Groh and Gerry Pascale, US executives

Valuation

3.8

2.1

10.6

2.3

4.8%

42.6

164.6

7.07

CAAS

China
Automotive
Systems

1.4

1.3

N/A

1.6

14%

9.7

42.2

0.11

08293.HK

Jinheng
Automotive

1.9

0.9

7.6

1.0

5%

16.7

99.9

12.00

MPAA.PK

Motorcar
Parts of
America

4.3

1.2

10.0

1.3

8%

14.8

89.2

6.68

SORL

SORL Auto
Parts Inc.

2.2

1.3

7.8

1.2

11%

11.3

71.9

3.00

WATG.OB

Wonder
Auto

Company

Price/

Book
(ttm)

Price/

Sales
(ttm)

EV/

EBITDA
(ttm)

EV/

Rev
(ttm)

Profit

Margin
(ttm)

P/E

ttm

Market

Cap ($)

Stock

Price
($)

Ticker

Symbol

Source:  Yahoo Finance and Company Reports

Investment Considerations

China’s #2 manufacturer of automotive alternators and starters1

China has become the world’s second largest auto market2  and is amongst the fastest growing in the world

Additional growth drivers are causing China’s auto parts market to grow even faster

Diversified, and expanding base of OEM customers

Multiple growth opportunities, both short and long term

The company’s crafts competitive advantage accruing from
exceptional technology, a low cost manufacturing structure and superior quality

Strong financial condition

1: 2005 Economic Analysis of the Automotive Electrical Component Commission, China Automotive
    Society

2: China Association of Auto Manufacturers